                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : December 2, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
       (ON BEHALF OF PREFERREDPLUS 7.30% TRUST CERTIFICATES SERIES BLS-1)
             (Exact name of registrant as specified in its charter)

           DELAWARE                  333-64767-02            13-3891329
        (State or other             (Commission           (I. R. S. Employer
        jurisdiction  of             File Number)         Identification No.)
        incorporation)

     WORLD FINANCIAL CENTER,                                     10281
       NEW YORK,  NEW YORK
    (Address of principal                                     (Zip Code)
       executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.           OTHER EVENTS

                  99.1     Distribution to holders of the Preferred Plus 7.30%
                           Trust Certificates Series BLS-1 on December 2, 2002.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired.

                           Not applicable

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1     Trustee's report in respect of the December
                                    2, 2002 distribution to holders of the
                                    Preferred Plus 7.30% Trust Certificates
                                    Series BLS-1

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MERRILL LYNCH DEPOSITOR, INC.

         Date:  12/5/02                 By:      /s/ Barry N. Finkelstein
                                                 Name:    Barry N. Finkelstein
                                                 Title:   President

                                  EXHIBIT INDEX

                           99.1 Trustee's report in respect of the December 02, 2002 distribution to holders of the Preferred Plus 7.30% Trust Certificates Series BLS-1